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                                                                   Exhibit 10.3


                             Stock Option Agreement
                             ----------------------


                       NITINOL MEDICAL TECHNOLOGIES, INC.

                  NON-STATUTORY STOCK OPTION LETTER AGREEMENT

TO:  DR. MORRIS SIMON

We are pleased to inform you that you have been selected by the Plan Administrator of the Nitinol Medical Technologies, Inc. (the "Company") 1996 Stock Option Plan (the "Plan") to receive a non-statutory stock option for the purchase of 25,000 shares of the Company's common stock, $.001 par value ("Common Stock"), at an exercise price of $10.50 per share (the "Exercise Price"), exercisable as set forth under "Vesting" below. A copy of the Plan is attached and the provisions thereof, including, without limitation, those relating to withholding taxes, are incorporated into this Agreement by reference. This option is not intended to qualify as an incentive stock option
                           ---
within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

The terms of the option are as set forth in the Plan and in this Agreement. The terms set forth in this Agreement are consistent with the Plan Administrator's interpretation of the Plan and nothing in the Plan shall abrogate any of the terms set forth in this Agreement. The most important of the terms set forth in the Plan are summarized, and additional terms are provided, as follows:

     Term.  The term of the option is ten years from the date of grant, unless
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sooner terminated.

     Exercise.  During your lifetime only you can exercise the option.  The Plan
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also provides for exercise of the option by the personal representative of your estate or the beneficiary thereof following your death. You may use the Notice of Exercise in the form attached to this Agreement when you exercise the option.

     Payment for Shares.  The option may be exercised by the delivery of:
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     (a) Cash, personal check (unless at the time of exercise the Plan
Administrator determines otherwise), or bank certified or cashier's checks; or

     (b) A properly executed Notice of Exercise, together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price (the Plan Administrator having determined to

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permit this manner of exercise whether or not you are an employee at the time of exercise and whether or not you are subject to Section 16(b) of the Exchange
Act).

     Termination.   This option will terminate twelve months after the
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termination of your relationship with the Company for any reason, including as a result of death. Reference is made to the Consulting Agreement dated as of February 27, 1998 between you and the Company (the "Consulting Agreement").
From and after the expiration of the Consultation Period (as defined in the Consulting Agreement), you have certain ongoing obligations to the Company, including, obligations with respect to the prosecution and maintenance of intellectual property rights under Section 7.1(a) thereof. As used in this paragraph, the "termination of your relationship with the Company" shall not be deemed to have occurred for so long as any of your obligations under the Consulting Agreement, including under Section 7.1(a), remains in effect. Hence, except in the event of your death, neither the expiration nor any termination of the Consultation Period shall constitute a "termination of your relationship with the Company" for this purpose, regardless whether the Consultation Period is terminated by the Company (with or without cause), or by you voluntarily, or by reason of your total disability, or for any other reason except only your death.

     Transfer of Option.  The option is not transferable except by will or by
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the applicable laws of descent and distribution or pursuant to a qualified domestic relations order.

     Vesting.  Except in the event the right to exercise this option is
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accelerated pursuant to the remaining provisions of this paragraph or pursuant to the Plan, of the 25,000 shares subject to the option, fifteen thousand (15,000) shares will first become exercisable upon the issuance of a United States patent (the "Patent") for the Nitinol Septal Repair device (based on U.S. patent application entitled "Daisy Occluder and Method for Septal Defect Repair" (Application Serial No. 08/697,837) or any continuation, continuation-in-part or divisional thereof) (the "Issuance Vesting Event"), and ten thousand (10,000) shares will first become exercisable upon the first commercial sale of a product whose manufacture, use or sale is covered by the Patent or by a corresponding foreign patent (or by any reissue, reexamination or extension of the Patent or any corresponding foreign patent) (the "Sale Vesting Event"; the Issuance Vesting Event and the Sale Vesting Event are sometimes referred to herein together as the "Vesting Events"). If you should die prior to the occurrence of either or both of the Vesting Events, the vesting of this option shall accelerate as follows. If you should die prior to the occurrence of the Issuance Vesting Event, the 15,000 shares that otherwise would have vested upon occurrence of the Issuance Vesting Event shall vest and become exercisable immediately. If you should die prior to the occurrence of the Sale Vesting Event, one-half of the 10,000 shares that otherwise would have vested upon occurrence of the Sale Vesting Event shall vest and become exercisable immediately. Thereafter, if the Sale Vesting Event occurs within the twelve months following your death, the balance of the shares that otherwise would

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have become exercisable upon occurrence of the Sale Vesting Event shall thereupon become exercisable. In the event the number or class of shares subject to this option is adjusted pursuant to the terms of the Plan, a corresponding adjustment shall be made in the references to such shares in this paragraph.

     Exercise by Exchange of Purchase Rights.  In addition to and without
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limiting your rights, this option (or any portion thereof) may be exercised by exchanging purchase rights which are then exercisable hereunder for a number of shares of Common Stock having an aggregate Market Value (as defined below) on the date immediately preceding such exercise equal to the difference between (a) the Market Value of the number of shares subject to the purchase rights thus exchanged and (b) the aggregate exercise price otherwise payable by you hereunder for such Shares. Upon any such exercise, the number of shares purchasable upon exercise of this option shall be reduced by the number of shares subject to the purchase rights thus exchanged and, if a balance of shares remains after such exercise, this option will continue thereafter to be exercisable for such balance of shares. No payment of any cash or other consideration shall be required in connection with any such exercise. Such exchange shall be effective upon the date of receipt by the Company of a written request signed by you that the exchange pursuant to this Section be made, or at such later date (on or prior to the expiration of the term of this option) as may be specified in such request. No fractional shares arising out of the above formula for determining the number of shares issuable in such exchange shall be issued, and the Company shall in lieu thereof make payment to you of cash in the amount of such fraction multiplied by the Market Value per share of the Common Stock on the date of the exchange.

     As used herein, "Market Value" shall mean, with respect to any securities, the last sales price, regular way, on the last trading day on which such securities were traded immediately preceding the date of determination, or, in case no such sale takes place on such day, the average of the closing "bid" and "asked" prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the securities are listed or admitted to trading, or, if the securities are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high "bid" and low "asked" prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use, or, if on any such date the securities are not quoted by any such organization, the average of the closing "bid" and "asked" prices as furnished by a professional market maker making a market in the securities, or, if no such prices were reported or can be determined, such value as the Company and you may agree,

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or, failing such agreement, such value as may be determined by binding arbitration before a single arbitrator sitting in Boston, Massachusetts under the commercial rules of the American Arbitration Association (any cost of arbitration to be shared equally by the Company and you). In no event, however, shall the Market Value of any such securities be reduced or discounted on account of the fact that such securities may represent a minority interest in the issuer or may not be freely transferable, or for any other reason.

     Date of Grant.  The date of grant of the option is February 27, 1998.
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     Please execute the Acceptance and Acknowledgement set forth below on the enclosed copy of this Agreement and return it to undersigned.

                         Very truly yours,
                         NITINOL MEDICAL TECHNOLOGIES, INC.


                         By: /s/ Theodore I. Pincus
                             ________________________________
                              NAME:  THEODORE I. PINCUS
                              TITLE:  CHIEF FINANCIAL OFFICER

                        ACCEPTANCE AND ACKNOWLEDGEMENT
                        ------------------------------

     I, Morris Simon, a resident of the Commonwealth of Massachusetts, accept the stock option described above granted under the Nitinol Medical Technologies, Inc. 1996 Stock Option Plan, and acknowledge receipt of a copy of this Agreement, including a copy of the Plan. I have read and understand the Plan, including the provisions of Section 8 thereof.

Dated: February 27, 1998
                                              /s/ Morris Simon
_____________________________________         ______________________________
Taxpayer I.D. Number                          Signature

     By his or her signature below, the spouse of the Optionee, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.

Dated:  February 27, 1998
                                              /s/ Jo Simon
                                              ______________________________
                                              Spouse's Signature

                                              Jo Simon
                                              ______________________________
                                              Printed Name

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                               NOTICE OF EXERCISE
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     The undersigned, pursuant to an Non-Statutory Stock Option Letter Agreement
(the "Agreement") between the undersigned and Nitinol Medical Technologies, Inc. (the "Company"), hereby irrevocably elects to exercise purchase rights represented by the Agreement, and to purchase thereunder ________ shares (the "Shares") of the Company's common stock, $.001 par value ("Common Stock"), covered by the Agreement and herewith makes payment in full therefor.

     1. If the sale of the Shares or the resale thereof has not, prior to the date hereof, been registered pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended (the "Act"), the undersigned hereby agrees, represents, and warrants that:
          (a) The undersigned is acquiring the Shares for his or her own account (and not for the account of others), for investment and not with a view to the distribution or resale thereof;
          (b) By virtue of his or her position, the undersigned has access to the same kind of information which would be available in a registration statement filed under the Act;
          (c) The undersigned is a sophisticated investor;
          (d) The undersigned understands that he or she may not sell or otherwise dispose of the Shares in the absence of either (i) a registration statement filed under the Act or (ii) an exemption from the registration provisions thereof; and

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          (e) The certificates representing the Shares may contain a legend to the effect of subsection (d) of this Section 1.

     2. If the sale of the Shares and the resale thereof has been registered pursuant to a registration statement filed and declared effective under the Act, the undersigned hereby represents and warrants that he or she has received the applicable prospectus and a copy of the most recent annual report, as well as all other material sent to stockholders generally.

     3. The undersigned acknowledges that the number of shares of Common Stock subject to the Agreement is hereafter reduced by the number of shares of Common Stock represented by the Shares.

                              Very truly yours,

                              _______________________________________
                              Morris Simon


                              Social Security No._______________________
                              Address:  8 Otis Place, Boston, MA  02108

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